Offerings - Offering: 1	Jul. 21, 2026 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 66,853,481.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 9,232.47
Offering Note	Estimated for purposes of calculating the amount of the filing fee only. The amount is based upon the offer to purchase up to 626,263 Shares (approximately 25% of the net assets of the Fund as of June 1, 2026) based on a net asset value per share of $106.75 as of close of business on June 1, 2026.